Delivering value through strategic and disciplined growth Keefe, Bruyette & Woods Community Bank Investor Conference August 2 - 3, 2022

2 Nasdaq: BMRC Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. A number of factors, many of which are beyond management’s control, could cause future results to vary materially from current management expectations. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by acts of terrorism, war or other conflicts such as Russia's military action in Ukraine, impacts from inflation, supply change disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. Important factors that could cause results or performance to materially differ from those expressed in our prior forward-looking statements are detailed in ITEM 1A, Risk Factors section of our December 31, 2021 Form 10-K as filed with the SEC, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. We do not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown on page 12 of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included on page 6 of our Form 8-K Earnings Release filed with the SEC on July 25, 2022.

Bank of Marin Bancorp Recent awards: FIVE STAR BANK BAUER 3 Nasdaq: BMRC Headquarters Novato, California Marin County, North of San Francisco Employees, full-time equivalent 290 Assets $4.3 billion Market Capitalization $508.8 million Ticker BMRC (Nasdaq Capital Markets) Founded 1989 First branch opened in 1990 COMMUNITY BANKERS CUP AWARD 2014 - 2015 - 2016 Piper Sandler Sm-All Stars: Class of 2020 SINCE 2003 (As of June 30, 2022)

Tim Myers President & Chief Executive Officer •26 years in finance and banking •15 years with Bank of Marin Rich Lewis EVP, Chief Information Officer •25 years in financial services •Joined Bank of Marin in 2020 Tani Girton EVP, Chief Financial Officer •36 years in financial services •8 years with Bank of Marin Over 265 Years of Combined Management Experience Through Various Economic Cycles 4 Nasdaq: BMRC Misako Stewart EVP, Chief Credit Officer •30 years in banking •8 years with Bank of Marin Nancy Rinaldi Boatright SVP, Corporate Secretary •50 years in banking •19 years with Bank of Marin Bob Gotelli EVP, Human Resources •27 years of human resources experience •21 years with Bank of Marin Nikki Sloan EVP, Commercial Banking •27 years in banking •Joined Bank of Marin in 2021 Brandi Campbell EVP, Retail Banking •31 years in banking •Joined Bank of Marin in 2019 Andrea Henderson SVP, Director of Marketing •14 years of marketing experience •Joined Bank of Marin in 2018

5 Nasdaq: BMRC • 31 retail branches and 8 commercial banking offices located across 10 counties. • Sound underwriting produces a high-quality loan portfolio with low credit costs and stable earnings. • Strong deposit base with low- cost funding source for lending activity. Delivering a relationship and community focused banking model on a regional scale (loan production office) (loan production office)

6 Nasdaq: BMRC Balanced Approach to Growth Creates Long-Term Value 5 year average annual return: 4.59%1 1As of June 30, 2022 10 year average annual return: 7.70%1 Total annual shareholder return averages 8.90% over 20 years1 As of 7/25/22 the stock price was $32.81 Book Value per Common Share Closing Stock Price 1990 1995 2000 2005 2010 2015 2020 $— $10.00 $20.00 $30.00 $40.00 $50.00 $31.781 $25.581 Share and per share data have been adjusted to reflect the two-for-one stock split effective in 2018.

Prudent, Sustainable Model for Loan Growth 7 Nasdaq: BMRC ($ billions) Five-year compound annual loan growth rate: 7.72% 2 1 Net of $420 thousand in unrecognized PPP loan fees and costs. 2 Compounded annual growth rate from June 30, 2017 to June 30, 2022. PPP Loans: $17.0 million 1 Excluding PPP: $2.14 billion $1.68 $1.76 $1.84 $2.09 $2.26 $2.16 2017 2018 2019 2020 2021 Q2 2022 Total Loans 2017 2018 2019 2020 2021 Q2 2022 NPAs / Total Assets 0.02% 0.03% 0.01% 0.32% 0.21% 0.20 % NCO / Average Loans 0.01% — % — % — % — % — % Disciplined Underwriting Standards Mitigate Risk and Produce Strong Asset Quality Through Economic Cycles 3 Includes ARB loan base acquired in Q3 2021. 3 3

Investment Securities, AOCI and Tangible Equity 8 Nasdaq: BMRC M ill io ns $315.1 $378.8 $371.0 $341.4 $331.0 22.0% 27.0% 35.0% 40.0% 42.0% 10.4% 9.1% 8.8% 8.0% 7.8% Tangible equity (net AOCI Impact) Accumulated Other Comprehensive Income Accumulated Other Comprehensive Loss Investments/Total Assets Tangible Equity/Tangible Assets June 2021 September 2021 December 2021 March 2022 June 2022 $— $100.0 $200.0 $300.0 $400.0 $500.0 —% 16.0% 32.0% 48.0% 64.0% 80.0% $323.5 $385.6 14.6% 75.5% 6.7% 3.2% 16.8% 66.4% 12.8% 4.0%AFS Securities (fair value) 49% of portfolio, 1.97% yield HTM Securities (book value) 51% of portfolio, 2.30% yield As of June 30, 2022

Low-Cost Deposit Base: A Key Competitive Advantage ($ billions) 9 Nasdaq: BMRC 1 Compounded annual growth rate from June 30, 2017 to June 30, 2022. Q2 2022 Cost of Deposits 0.06% Five-year compound annual deposit growth rate: 15.78%1 Total Dep osits $2.15 $2.17 $2.34 $2.50 $3.81 $3.83 2017 2018 2019 2020 2021 Q2 2022 Non-Interest Bearing DDA, 53% Savings, 9% Money Market, 26% Time Deposits, 4% Interest Bearing DDA , 8% 2 2 Includes ARB deposit base acquired in Q3 2021. 2

Low Efficiency Ratio Demonstrates Disciplined Expense Control 10 Nasdaq BMRC 1 Peer group includes major exchange-traded Western region banks with assets of $1 billion to $6.5 billion. Latest available peer data as of Q1 2022. 2 Non-GAAP adjusted for merger-related expenses. Refer to page 12 for a reconciliation of GAAP to non-GAAP financial measures. 1 64.6% 57.3% 55.2% 55.6% 63.1% 59.1% 55.7% 62.5% 61.4% 61.1% 59.0% 59.8% 63.8% Bank of Marin Bancorp Peer Group Median 2017 2018 2019 2020 2021 Q1'22 Q2'22 50.0% 55.0% 60.0% 65.0% 70.0% Bank of Napa acq American River acq & early sub debt redemption (Non-GAAP 57.5%2) (Non-GAAP 57.5%2) (Non-GAAP 54.8%2)

2022 & 2021 Results (Adjusted for one-time acquisition-related costs) 11 Nasdaq: BMRC 1 2022 and 2021 results are non-GAAP adjusted for merger-related expenses. Refer to page 12 for a reconciliation of GAAP to non-GAAP financial measures. 2 Excludes SBA PPP loans. 3 Decrease primarily due to a higher proportion of earning assets allocated to investment securities in 2022 as a result of ARB's lower loan-to-deposit ratio and non-merger-related deposit growth. Performance Measures Q2’22 Q1’22 △ Q2'22 vs Q1’22 YTD 6.30.22 YTD 6.30.21 △ YTD 2022 vs YTD 2021 Earnings 1 $11.3MM $10.9MM $0.4MM $22.1MM $18.4MM $3.7MM Diluted EPS 1 $0.71 $0.68 $0.03 $1.39 $1.38 $0.01 Loan Originations 2 $102.2MM $49.8MM $52.4MM $152.0MM $69.1MM $82.9MM Cost of Deposits 0.06% 0.06% 0 bps 0.06% 0.07% 1 bps Tax Equivalent NIM 3.05% 2.96% 9 bps 3.01% 3.28% 27 bps 3 Efficiency Ratio 1 54.81% 57.46% 265 bps 56.11% 61.00% 489 bps Return on Assets 1 1.05% 1.01% 4 bps 1.03% 1.22% 19 bps Return on Equity 1 10.95% 9.96% 99 bps 10.44% 10.58% 14 bps Dividend $0.24 $0.24 $0.00 $0.48 $0.46 $0.02

Reconciliation of GAAP to Non-GAAP Financial Measures 12 Nasdaq: BMRC (in thousand, unaudited) Three months ended Six months ended Year ended Net income June 30, 2022 March 31, 2022 June 30, 2022 June 30, 2021 December 31, 2021 Net income (GAAP) $ 11,066 $ 10,465 $ 21,531 $ 18,232 $ 33,228 Merger-related one-time and conversion costs 311 547 858 217 6,458 Income tax benefit of merger-related expenses (92) (162) (254) (17) (1,547) Total merger-related one-time and conversion costs, net of tax benefits 219 385 604 200 4,911 Comparable net income (non-GAAP) $ 11,285 $ 10,850 $ 22,135 $ 18,432 $ 38,139 Diluted earnings per share Weighted average diluted shares 15,955 15,946 15,950 13,316 14,422 Diluted earnings per share (GAAP) $ 0.69 $ 0.66 $ 1.35 $ 1.37 $ 2.30 Merger-related one-time and conversion costs, net of tax benefits 0.02 0.02 0.04 0.01 0.34 Comparable diluted earnings per share (non-GAAP) $ 0.71 $ 0.68 $ 1.39 $ 1.38 $ 2.64 Return on average assets Average assets $ 4,312,919 $ 4,345,258 $ 4,328,999 $ 3,044,933 $ 3,537,163 Return on average assets (GAAP) 1.03% 0.98% 1.00% 1.21% 0.94 % Comparable return on average assets (non-GAAP) 1.05% 1.01% 1.03% 1.22% 1.08 % Return on average equity Average stockholders' equity $ 413,271 $ 441,626 $ 427,370 $ 351,227 $ 394,363 Return on average equity (GAAP) 10.74% 9.61% 10.16% 10.47% 8.43 % Comparable return on average equity (non-GAAP) 10.95% 9.96% 10.44% 10.58% 9.67 % Efficiency ratio Non-interest expense (GAAP) $ 18,906 $ 19,375 $ 38,281 $ 30,968 $ 72,638 Merger-related expenses (311) (547) (858) (217) (6,458) Non-interest expense (non-GAAP) $ 18,595 $ 18,828 $ 37,423 $ 30,751 $ 66,180 Net interest income $ 31,197 $ 29,898 $ 61,095 $ 46,565 $ 104,951 Non-interest income $ 2,728 $ 2,867 $ 5,595 $ 3,848 $ 10,132 Efficiency ratio (GAAP) 55.73% 59.13% 57.40% 61.43% 63.12 % Comparable efficiency ratio (non-GAAP) 54.81% 57.46% 56.11% 61.00% 57.51%

3.80% 3.90% 3.98% 3.55% 3.17% 2.96% 3.05% 3.79% 4.10% 4.10% 3.50% 3.29% 3.12% Bank of Marin Bancorp Peer Group Median 2017 2018 2019 2020 2021 Q1'22 Q2'22 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% Tax Equivalent Net Interest Margin 13 Nasdaq: BMRC 1 Peer group includes major exchange-traded Western region banks with assets of $1 billion to $6.5 billion. Latest available peer data as of Q1 2022. 1

Strong Capital Ratios Support Future Growth Opportunities 14 Nasdaq: BMRC 6.5% 8.0% 10.0% 5.0% 13.8% 13.8% 14.7% 9.1% 7.8% Well Capitalized Threshold Bank of Marin Bancorp (as of June 30, 2022) Common Equity Tier-One Risk-Based Capital Total Tier-One Risk-Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Equity

Peer Comparison Financial Measures (Adjusted for one-time acquisition-related costs) 15 Nasdaq: BMRC Performance Measures (dollars in thousands) BMRC Q1 2022 Peer Median Q1 2022 Percentile BMRC FY 2021 Peer Median FY 2021 Percentile Non-Interest Bearing/Total Deposits 50.78% 37.72% 94.2% 50.16% 38.36% 93.3 % Gross Loan Growth Rate (year-over-year)1 3.80% 1.4% 60.4% 8.00% 0.70% 82.2 % NPAs/Assets 0.20% 0.12% 34.8% 0.21% 0.14% 40.9 % Efficiency Ratio 2 57.46% 63.8% 64.7% 57.51% 59.83% 68.1 % Return on Average Assets 2 1.01% 1.02% 49.2% 1.08% 1.31% 28.8 % Return on Average Equity 2 9.96% 9.16% 57.4% 9.67% 12.01% 16.5 % Tangible Common Equity/ Tangible Assets 8.03% 8.02% 52.1% 8.76% 8.42% 62.7 % Annualized Net Income 2 /FTE (312 and 328, respectively) $ 139.1 $ 97.8 74.1% $ 116.3 $ 105.5 61.4 % Peers are major exchange-traded U.S. Western-region banks with $1 billion to $6.5 billion in assets. Latest available peer data as of Q1 2022. Source: Peer Median and Percentile obtained from S&P Global Market Intelligence as of March 31, 2022 and December 31, 2021. 1 Includes AMRB acquisition-related loan growth. 2 Non-GAAP adjusted for merger-related expenses. Refer to page 12 for a reconciliation of GAAP to non-GAAP financial measures.

$1.89 $1.27 $2.33 $2.48 $2.22 $2.30 $0.51 $0.56 $0.64 $0.80 $0.92 $0.94 $23.1 $33.2 Earnings per Share Dividends per Share Net Income 2016 2017 2018 2019 2020 2021 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 Dependable Earnings and Dividend Growth 16 Nasdaq: BMRC 1 Prior period share and per share data have been adjusted to reflect the two-for-one stock split effective in 2018. 11 D ol la rs p er s ha re $M M Bank of Napa Acquisition & Tax Cuts and Jobs Act

AMRB Acquisition Status Update 17 Nasdaq: BMRC Systems Conversion: • In March 2022, the Bank successfully migrated legacy ARB clients and employees onto Bank of Marin systems. Financial Performance: • EPS accretion has already exceeded modeled estimates. • One-time costs were lower than original estimates. • Expense savings are on track with original 35% estimate and have more to be realized. Business Development: • Key strategic hires in place to enhance existing regional teams and expertise. • Market-specific business plan under development to achieve growth targets.

Bank of Marin’s Strategic Priorities 18 Nasdaq: BMRC Driving strategic and disciplined growth Drive LOAN GROWTH Grow NON-INTEREST INCOME and diversify REVENUE STREAMS Scale through EFFICIENCY GAINS and ACQUISITIONS Invest in TALENT and TECHNOLOGY

Contact Us 19 Nasdaq: BMRC Tim Myers President & Chief Executive Officer (415) 763-4970 timmyers@bankofmarin.com Tani Girton EVP, Chief Financial Officer (415) 884-7781 tanigirton@bankofmarin.com Media Requests: Yahaira Garcia-Perea Marketing & Corporate Communications Manager (916) 231-6703 yahairagarcia-perea@bankofmarin.com